Encore Encore Bancshares, Bancshares, Inc. Inc. Macquarie Small & Mid Cap Conference Macquarie Small & Mid Cap Conference June 16, 2010 June 16, 2010 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
• This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share, capital levels and ratios and other financial performance measures, as well as management’s short-term and long-term performance, trends, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
• These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward-looking statements are based on assumptions and are subject to known and unknown risks, and uncertainties.
Factors that could cause actual results, performance or achievements, to differ materially from anticipated or projected  results, performance or achievements expressed or implied by these forward-looking statements are described under
“Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2009 and other reports and documents filed by the Company from time to time with the SEC.
• You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

Company Type: Financial Holding Company
and Wealth Management
Headquarters: Houston, Texas
Total Assets: $1.6 billion
Total Loans: $1.1 billion
Total Deposits: $1.2 billion
Total Equity: $190 million
Tier 1 Risk-Based Capital: 15.56%
Assets Under Management: $2.8 billion
Private Client Offices: 17
Encore Profile
Encore Profile
As of March 31, 2010

•
Florida expected to recover slowly
•
Houston participating in recovery now
•
Redeploy capital to Houston franchise
•
Improves operating metrics
•
Improves net interest margin
Florida Transactions -
Florida Transactions -
Strategy
Strategy

•
Sell approximately $242.8 million of deposits
- $58.9 million to HomeBanc
- $183.9 million to Ovation
•
Sell approximately $80.0 million of loans to Ovation
•
Sell 6 offices and $3.0 million of fixed assets
•
1Q 10 write down of $4.3 million
•
Net loss approximately $1.0 million after-tax upon closings
Florida Transactions
Florida Transactions
As of March 31, 2010

6 • HomeBanc closed May 28th • Ovation regulatory applications filed • Ovation expected to close before end of 3Q 10 Florida Florida Transactions Transactions - - Status Status

Florida Legacy Portfolio
Florida Legacy Portfolio
Amount % of Loans NPL
Commercial Real Estate
Retail $     11.2 1.1%
$
4.7
Office Building 21.9 2.3% 4.6
Industrial & Warehouse 7.9 0.8% 0.7
Other 10.2 1.0% 6.7
Construction and Land
Land 16.4 1.7% 8.6
Multi-Family 2.8 0.3% 0.2
C & I 2.7 0.3% 0.2
Total $   73.1 7.5% $  25.7

$60
$48
$36
$24
$12
$0
4.00%
3.00%
2.00%
1.00%
0.00%
$11.8
$12.0
$14.2
$11.5
$13.0
$29.3
$28.1
$30.2
$29.5
$20.5
1Q 09
2Q 09
3Q 09
4Q 09
1Q 10
Commercial Delinquency
Consumer Delinquency
Total Del to Total Loans

8

30+ Day Delinquency 30+ Day Delinquency $ in millions Total Delinquency to Total Loans

Nonperforming Assets
Nonperforming Assets
$ in millions
$27.8
$21.2
$31.7
$27.4
$27.0
$5.5
$8.0
$7.0 $14.6
$11.1
$6.9
$7.3
$6.6
$8.5
$13.7
$0
$15
$30
$45
$60
1Q 09 2Q 09 3Q 09 4Q 09 1Q 10
Commercial Nonaccruals Investment in real estate
Consumer Nonaccruals

Capital Ratios
Capital Ratios
* Excludes Florida held for sale assets.
Actual Pro Forma *
TCE/Tangible Assets 7.52% 9.01%
Leverage Ratio 10.73% 12.82%
Tier 1 RBC 15.56% 16.92%
Tier 1 Common RBC 11.05% 12.07%
Allowance for Loan Losses 2.56%
March 31, 2010

Encore Approach to Capital
Encore Approach to Capital
•
Maintain and incrementally improve capital ratios
• Florida transaction effectively raises capital
•
Reduce tangible assets (weak loan demand and
Florida transactions)
•
Repayment of TARP
• No current plans to repay
• Shareholder–friendly approach

$6
$5
$4
$3
$2
$1
$0
$3.8
$4.1
$4.5
$4.6
$4.7
1Q 09
2Q 09
3Q 09
4Q 09
1Q 10

12

Wealth Management Wealth Management $2.1 $2.5 $2.7 $2.8 $2.3 $0 $1 $2 $3 $4 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 Assets Under Management AUM $ in Billions REV $ in Millions Revenues

•
4th largest city; 6th largest MSA
•
Job growth in January, February, March and April 2010
•
Unemployment rate of 8.5% vs. 9.7% for U.S.
•
Population growth of 140,784 or 2.45%
•
Second largest U.S. port based on tonnage
•
TX entered recession a year later;
exiting
at the same time
Houston Market
Houston Market
Source:  Greater Houston Partnership

Houston Deposit Market Share
Houston Deposit Market Share
# of
Branches
$
Millions
Market
Share %
Market
Share %
1  JP Mor
g
an Chase (NY) 217 38,234 33.40% 35.50%
2  Wells Far
g
o (CA) 240 14,176 12.38% 12.43%
3  Bank of America (NC) 120 10,842 9.47% 9.14%
4  Zions (Ame
g
y) (UT) 80 7,878 6.88% 6.04%
5  BBVA (Spain) 86 7,539 6.58% 7.03%
15 Encore 11 951 0.83% 0.79%
June 30, 2009  June 30, 2008
Source:  SNL Financial

Commercial Banking Initiative
Commercial Banking Initiative
•
Take advantage of market opportunities
•
Attract experienced commercial and private bankers
•
Leverage
local decision
making
and local contacts
•
Expand margin and diversify portfolio

Consumer
2.4%
Real estate
construction
4.8%
Home equity
lines
7.1%
FL legacy
7.5%
Commercial
11.6%
Commercial
real estate
15.2%
Residential
1st lien
21.7%
Residential
2nd lien
29.7%
*  Excludes Florida Held-for-Sale of $80.0 million
Total Loans: $974.3 million
March 31, 2010
Loan Portfolio (pro forma)*
Loan Portfolio (pro forma)*

Deposits (pro forma)*
Brokered
deposits
2.7%
CDs  under
$100,000
13.6%
Money market
and savings
25.5%
Interest checking
16.3%
Noninterest-
bearing deposits
15.6%
CDs over
$100,000
26.3%
* Excludes Florida Held for Sale
Total Average Deposits: $940.5 million
First quarter 2010

Expenses (pro forma)
Expenses (pro forma)
$ in thousands
* Excludes write down of Held for Sale Assets of $2.5 million
Q1 2010
Actual Florida Pro Forma
Compensation $       8,551 $         571 $         7,980
Occupancy $       1,478 $         261 $         1,217
FDIC $          655 $         127 $            528
Other $       5,045 $         330 $         4,715
Total $     15,729 $      1,289 $       14,440
Efficiency Ratio 85.09% 79.70%

Net Interest Margin* Net Interest Margin* * Tax Equivalent 3.09% 3.13% 3.04% 3.11% 3.13% 0.00% 0.90% 1.80% 2.70% 3.60% 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10

Investment Considerations
Investment Considerations
•
Low market valuation relative to peers
•
Strong capital position
•
Significant revenue from wealth management and insurance
•
Growing franchise in Houston
•
Capacity for margin improvement
•
Commercial banking initiative

Non-GAAP Financial Measures
Non-GAAP Financial Measures
$ in Thousands
March 31,
2010
Shareholders' equity (GAAP) 190,210 $
Less: Preferred stock 29,107
Goodwill and other intangible assets, net 40,991
Tangible common equity (1) 120,112 $
Total assets (GAAP) 1,637,916 $
Less: Goodwill and other intangible assets, net 40,991
Tangible assets 1,596,925 $
March 31, Dec 31, Sept 30, June 30, March 31,
2010 2009 2009 2009 2009
Net interest income (GAAP)
11,490
$
11,621 $    11,955 $    11,458 $    11,461 $
Taxable-equivalent adjustment (1)
126 129 126 123 76
11,616 $        11,750 $    12,081 $    11,581 $    11,537 $
Three Months Ended
(1) Tangible common equity, a non-GAAP financial measure, includes total equity, less preferred equity, goodwill and other intangible assets. Management reviews tangible common equity along with other measures of capital as part of its financial analyses and has included this information because of current interest on the part of market participants in tangible common equity as a measure of capital. The methodology of determining tangible common equity may differ among companies.
(1) Net interest margin is reported on a taxable-equivalent basis. The taxable-equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets. Management believes that it is a standard practice in the banking industry to present net interest margin on a fully taxable-equivalent basis. Management believes these measures provide useful information to investors by allowing them to make peer comparisons.
Net interest income on a taxable-equivalent basis